Prepayments, Deposits and Other Current Assets	6 Months Ended
Jun. 30, 2025
Prepaid Expense, Current [Abstract]
Prepayments, deposits and other current assets
5.	Prepayments, deposits and other current assets

Prepayments, deposits and other current assets consisted of the following:

	As of June 30, 2025	As of December 31, 2024
	In thousands of USD
Deposits to software developer[2]	$3,353	$-
Cash due from the issuance[1]	-	2,831
Prepaid service fee	188	63
Other current assets	75	74
Total	$3,616	$2,968

On December 29, 2024, the Company entered into a securities purchase agreement with certain institutional investors named thereto (the “Purchasers”). Pursuant to the Securities Purchase Agreements, the Purchasers agreed to subscribe for and purchase, and the Company agreed to issue and sell to the Purchasers, an aggregate of 25,000,000 Class A ordinary shares, par value $0.00004 per share (the “Class A Ordinary Shares”), at a purchase price of $0.125 per share, and for an aggregate purchase price of $3,125,000 (the “Offering”). The Offering closed on December 30, 2024. The Company has received net proceeds of approximately $2,831,250 from the issuance and sale of the Class A Ordinary Shares on January 2, 2025, after deducting the offering expenses.

On May 12, 2025, the Company made the first deposit of $3.35 million (RMB 24 million) to Xiamen Kuaiqiangtong Technology Co., Ltd. to develop the AI Accounting Intelligent System by loading services powered by voiceprint recognition technology. The software development service is in progress and anticipated to be completed by 2026.